           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is entered into among AMERISOURCE CORPORATION, a Delaware corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized under the banking laws of the State of New York ("GE Capital"), Co-Agents (as defined in the Credit Agreement, as defined below), and each of the other lenders thereunder (collectively, the "Lenders" and each, a "Lender"), GE Capital and BANKERS TRUST COMPANY, a corporation organized under the banking laws of the State of new York ("BTCo"), as managing agents, BTCo, as the issuing lender, and GE Capital, as the administrative agent for Lenders (in such capacity, "Agent"), as of February 10, 1995, with reference to the following facts:

                                   RECITALS
                                   --------

     A. Borrower, GE Capital, individually and in its capacities as a managing agent and Agent, BTCo, individually and in its capacities as a managing agent and the issuing lender, Co-Agents, and each of the other Lenders, have entered into that certain Amended and Restated Credit Agreement dated as of December 13, 1994 (the "Credit Agreement"), pursuant to which Lenders agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined in this Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Credit Agreement, and (ii) references to sections and subsections shall refer to sections or subsections of the Credit Agreement.

     B. Section 6.14 requires that, subject to the additional terms and conditions set forth therein, Borrower enter into Interest Rate Contracts within 60 days after the Restatement Closing Date.

     C.   Borrower has requested that Lenders extend the time for performance of
Section 6.14, and Lenders are willing to do so subject to the terms and conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.   INCORPORATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. Except as
          ----------------------------------------------------------
expressly modified under this Amendment, all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference, and the obligations of Borrower under the Credit Agreement and the other Loan Documents are hereby acknowledged, confirmed and ratified by Borrower.


     2.   AMENDMENT.  Section 6.14 is hereby deleted in its entirety, and the
          ---------
following is substituted therefor:

               6.14  Interest Rate Contracts.    Unless the Receivables Trust
                     -----------------------
     issues certificates with fixed interest rates in an aggregate amount of $150,000,000 or more, Borrower or Receivables Corporation shall enter into Interest Rate Contracts in form and substance satisfactory to Agent on or before May 15, 1995 for an aggregate amount of not less than $150,000,000 of variable rate Indebtedness, and such Interest Rate Contracts shall (a) be for a term of not less than one year, and (b) remain in effect until a date not earlier than the second anniversary of the Restatement Closing Date; provided, that such $150,000,000 amount shall be reduced by the
           --------
     amount of the net cash proceeds received by Borrower from one or more public offerings of the Stock of Borrower or Parent.


     3.   CONDITIONS OF EFFECTIVENESS.  This Amendment shall become effective
          ---------------------------
upon satisfaction of each of the following conditions:

               (a) Agent shall have received copies of this Amendment that, when taken together, bear the signatures of Borrower and Lenders sufficient to constitute the Requisite Lenders; and

               (b) Agent shall have received a copy of the accompanying Guarantor Consents executed by Parent, Health Services Plus, Inc., and Health Services Capital Corporation.

     4.   ENTIRE AGREEMENT.  This Amendment, together with the Credit Agreement
          ----------------
and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     5.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
          ------------------------------
warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) Borrower has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.


     6.   MISCELLANEOUS.
          -------------

          6.1  Counterparts.  This Amendment may be executed in identical
               ------------
counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any Lender delivering this Amendment by facsimile shall send the original manually executed counterpart of this Amendment to Agent's counsel promptly after such facsimile transmission.

          6.2  Headings.  Section headings used herein are for convenience of
               --------
reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

          6.3  Recitals.  The recitals set forth at the beginning of this
               --------
Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

          6.4  Governing Law.  This Amendment shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

          6.5  No Novation.  Except as specifically set forth in section 2 of
               -----------
this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) waive any breaches or defaults under the Credit Agreement or the other Loan Documents, whether known or unknown, (b) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent or any Lender under the Credit Agreement or any other Loan Document, (c) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or under applicable law, or (d) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          6.6  Conflict of Terms.  In the event of any inconsistency between the
               -----------------
provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                   AMERISOURCE CORPORATION,
                                   a Delaware corporation


                                   By /s/ Tersesa T. Ciccotelli
                                      ----------------------------

                                   Name   Teresa T. Ciccotelli
                                       ---------------------------

                                   Title Vice President, Legal
                                         -------------------------

                                           Counsel and Secretary
                                         -------------------------

                                   LENDERS:
                                   -------

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Agent, a Managing Agent and a Lender


                                   By /s/ Charles D. Chiodo
                                      ----------------------------
                                          Charles D. Chiodo
                                          Duly Authorized Signatory


                                   BANKERS TRUST COMPANY, as a Managing
                                   Agent, Issuing Lender and a Lender


                                   By /s/ Frederic W. Thomas Jr
                                      ----------------------------

                                   Name   Fredric W. Thomas Jr
                                        --------------------------

                                   Title  Vice President
                                         -------------------------

                          [SIGNATURE LINES CONTINUED]

                                   BANKAMERICA BUSINESS CREDIT, INC., as a
                                   Co-Agent and a Lender


                                   By /s/ George Markonsky
                                      -----------------------------

                                   Name George Markonsky
                                        ---------------------------

                                   Title Vice President
                                        ---------------------------

                                   HELLER FINANCIAL, INC., as a Co-Agent
                                   and as a Lender


                                   By /s/ Lawrence Gairni
                                      -----------------------------

                                   Name   Lawrence Gairni
                                        ---------------------------

                                   Title  Assistant Vice President
                                        ---------------------------

                                   BANK OF MONTREAL, as a Lender


                                   By /s/ Irene M. Geller
                                      -----------------------------

                                   Name   Irene M. Geller
                                        ---------------------------

                                   Title       Director
                                         --------------------------

                                   BANK OF NEW YORK COMMERCIAL CORPORATION, as a Lender


                                   By  /s/ Anthony Viola
                                       ----------------------------

                                   Name    Anthony Viola
                                        ---------------------------

                                   Title      Vice President
                                         --------------------------

                                   BOT FINANCIAL CORPORATION, as a Lender


                                   By [Signature not Legible]

                                   Name __________________________

                                   Title _________________________


                          [SIGNATURE LINES CONTINUED]

                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   as a Lender


                                   By _____________________________

                                   Name ___________________________

                                   Title __________________________


                                   CORESTATES BANK, N.A., as a Lender


                                   By /s/ Sherri A. Williams
                                      -----------------------------

                                   Name   Sherri A. Williams
                                        ---------------------------

                                   Title    Commercial Officer
                                         --------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as a Lender


                                   By /s/ William C. Purinton
                                      -----------------------------

                                   Name   William C. Purinton
                                        ---------------------------

                                   Title      Vice President
                                         --------------------------

                                   GIROCREDIT BANK AKTIENGESELLSCHAFT
                                   DER SPARKASSEN, GRAND CAYMAN ISLAND
                                   BRANCH, as a Lender


                                   By _____________________________

                                   Name ___________________________

                                   Title __________________________


                                   HOUSEHOLD COMMERCIAL FINANCIAL SERVICES,
                                   INC., as a Lender


                                   By _____________________________

                                   Name ___________________________

                                   Title __________________________


                          [SIGNATURE LINES CONTINUED]

                                   LASALLE NATIONAL BANK, as a Lender


                                   By /s/ Christopher G. Cllifford
                                      -----------------------------

                                   Name   Christopher G. Cllifford
                                        ---------------------------

                                   Title   Senior Vice President
                                         --------------------------

                                   MERIDIAN BANK, as a Lender


                                   By /s/ Philip Nownnis
                                      -----------------------------

                                   Name   Philip Nownnis
                                        ---------------------------

                                   Title  Assistant Vice President
                                         --------------------------

                                   NATIONSBANK OF GEORGIA, N.A.,
                                   as a Lender


                                   By /s/ Betty H. Mills
                                      -----------------------------

                                   Name   Betty H. Mills
                                        ---------------------------

                                   Title      Vice President
                                        ---------------------------

                                   SANWA BUSINESS CREDIT CORPORATION,
                                   as a Lender


                                   By [Signature Not Legible]
                                      ___________________________

                                   Name _________________________

                                   Title     Vice President
                                        ---------------------------

                                   SHAWMUT BANK, N.A.,
                                   as a Lender


                                   By ___________________________

                                   Name _________________________

                                   Title ________________________

                               GUARANTOR CONSENTS
                               ------------------

          AmeriSource Distribution Corporation, a Delaware corporation, hereby
(i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Amended and Restated Guaranty and Pledge Agreement dated as of December 13, 1994 in favor of Agent, (ii) acknowledges receipt of a copy of the First Amendment to Amended and Restated Credit Agreement dated as of February 10, 1995 (the "Amendment"), and (iii) consents to all of the provisions of the Amendment.

Dated: February 10, 1995           AMERISOURCE DISTRIBUTION
                                     CORPORATION


                                   By: /s/ Teresa T. Ciccotelli
                                       ----------------------------

                                   Title: Vice President, Legal Counsel
                                          --------------------------
                                            and Secretary
                                          --------------------------


          Health Services Plus, Inc., a Delaware corporation, hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Amended and Restated Continuing Guaranty dated as of December 13, 1994 in favor of Agent, (ii) acknowledges receipt of a copy of the First Amendment to Amended and Restated Credit Agreement dated as of February 10, 1995 (the "Amendment"), and (iii) consents to all of the provisions of the Amendment.

Dated: February 10, 1995           HEALTH SERVICES PLUS, INC.



                                   By: /s/ Teresa T. Ciccotelli
                                       ----------------------------

                                   Title:    Secretary
                                         --------------------------

          Health Services Capital Corporation, a Delaware corporation, hereby
(i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Amended and Restated Continuing Guaranty dated as of December 13, 1994 in favor of Agent, (ii) acknowledges receipt of a copy of the First Amendment to Amended and Restated Credit Agreement dated as of February 10, 1995 (the "Amendment"), and (iii) consents to all of the provisions of the Amendment.

Dated: February 10, 1995           HEALTH SERVICES CAPITAL CORPORATION


                                   By: /s/ Teresa T. Ciccotelli
                                       ----------------------------

                                   Title:      Secretary
                                         --------------------------